Rule 497(e)
                                                              File Nos. 811-3364
                                                                         2-75503


                             MAXIM SERIES FUND, INC.
                         February 1, 2000 Supplement to
                           the May 1, 1999 Prospectus


The description of Loomis, Sayles & Company, L.P. on page ---- is hereby amended to state that Joseph R. Gatz has been appointed as the lead portfolio manager for the Maxim Loomis Sayles Small-Cap Value Portfolio, effective immediately. The third paragraph under the heading "Loomis, Sayles & Company, L.P., is deleted and replaced with the following:

Joseph R. Gatz is the lead manager of the Maxim Loomis Sayles Small-Cap Value Portfolio. Dawn Alston Paige is the co-portfolio manager. Mr. Gatz joined Loomis Sayles in November, 1999 from Banc One Investment Advisors Corporation where he managed over $2 billion in mutual fund and institutional accounts. He was employed by Banc One and certain of its corporate predecessors since 1993. Mr. Gatz has fifteen years experience specializing in small cap value investing. Ms. Paige has been associated with Loomis Sayles' small cap value product as an analyst and co-portfolio manager for over seven years. They will be supported in their management of the Portfolio by Dean Gulis who has extensive small cap experience and ten years of experience as Director of Research at Roney & Company.